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EXHIBIT 99.1

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


I hereby certify that this Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, to the best of my knowledge, fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Allied Waste Industries, Inc.


                               ALLIED WASTE INDUSTRIES, INC.

                               By:           /s/ THOMAS H. VAN WEELDEN
                                    -------------------------------------------
                                               Thomas H. Van Weelden
                                      Chairman of the Board of Directors and
                                              Chief Executive Officer


Date:  August 14, 2002